EXHIBIT 99.2

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Annual Report of Onyx Acceptance Corporation (the “Company”) on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Don P. Duffy, EVP, CFO and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DON P. DUFFY

Name: Don P. Duffy Title: Executive Vice President, CFO and Principal Financial Officer Date: March 28, 2003

This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.